UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

            The following unaudited pro forma consolidated financial statements (the "Unaudited Pro Forma Consolidated Financial Statements") of the Company have been derived by the application of pro forma adjustments to the historical financial consolidated statements of Avis and VMS. The unaudited pro forma consolidated statements of operations for the year ended December 31, 1998 and for the three month period ended March 31, 1999, give effect to the acquisition discussed in Item 2 as if it had occurred on January 1 of the earliest period presented. The unaudited pro forma consolidated balance sheet as of March 31, 1999 gives effect to the acquisition discussed in Item 2 as if it had occurred on such date.

            The VMS Acquisition will be accounted for using the purchase method of accounting for financial accounting purposes. The purchase price will be allocated to the assets acquired and the liabilities assumed, based on their respective fair values. The allocation of the purchase price reflected in the Unaudited Pro Forma Consolidated Financial Statements is preliminary. The adjustments that have been included in the Unaudited Pro Forma Consolidated Financial Statements will change based upon the final allocation of the purchase price when additional information concerning asset and liability valuation is obtained. The actual allocation of the purchase price and the resulting effect on operating income may differ from the unaudited pro forma amounts included herein. However, the changes are not expected to have a material effect on the Unaudited Pro Forma Consolidated Financial Statements of the Company.

            The Company believes that the accounting used to reflect the above transactions provides a reasonable basis on which to present this unaudited pro forma consolidated financial data. The pro forma consolidated balance sheet and consolidated statements of operations are unaudited and were derived by adjusting the historical financial statements of the Registrant and VMS. The Unaudited Pro Forma Consolidated Financial Statements are provided for informational purposes only and should not be construed to be indicative of the Company's consolidated financial position or results of operations had the acquisition discussed in Item 2 been consummated on the dates assumed and do not project the Company's consolidated financial position or results of operations for any future date or period. The Unaudited Pro Forma Consolidated Financial Statements and accompanying notes should be read in conjunction with the Company's Consolidated Financial Statements and the VMS Combined Financial Statements.

                              AVIS RENT A CAR, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              As of March 31, 1999
                             (dollars in thousands)

                                                                                                                 Pro Forma
                                                             Avis           VMS           Adjustments(1)        Consolidated
                                                        ------------    ------------      --------------        ------------
Cash and cash equivalents ...........................   $     41,071    $     74,211      $    100,000(2)       $    162,282
                                                                                               (53,000)(2)
Restricted cash .....................................        137,414              --                --               137,414
Accounts  receivable,  net of allowance  for doubtful
   accounts .........................................        271,372         506,325                --               777,697
Prepaid expenses ....................................         43,828              --                --                43,828
Finance lease receivables ...........................             --         848,193                --               848,193
Vehicles, net .......................................      3,558,957       3,019,663                --             6,578,620
Property and equipment, net .........................        147,707          96,919                --               244,626
Deferred income tax assets ..........................        105,633          39,200                --               144,833
Preacquisition goodwill .............................             --         227,351          (227,351)(2)
Cost in excess of net assets acquired, net ..........        465,565                         1,283,242(2)          1,748,807
Other assets ........................................         49,189          20,272            95,000(2)            164,461
                                                        ------------    ------------      ------------          ------------
Total assets ........................................   $  4,820,736    $  4,832,134      $  1,197,891          $ 10,850,761
                                                        ============    ============      ============          ============
Accounts payable ....................................   $    193,234    $    443,596      $         --          $    636,830
Accrued liabilities .................................        308,360              --           100,000               408,360
Due to affiliates, net ..............................         27,496              --                --                27,496
Current income tax liabilities ......................         25,660         119,093          (103,000)(2)            41,753
Deferred income tax liabilities .....................         29,479         213,059                --               242,538
Deferred revenue ....................................             --          43,590                --                43,590
Public liability, property damage and other
   insurance liabilities net ........................        274,243              --                --               274,243
Total debt, including amounts due within one year ...      3,369,713       3,263,687        (3,221,617)(1)(2)      8,221,400
                                                                                             5,028,508(1)(2)
                                                                                              (218,891)(1)(2)
                                                        ------------    ------------      ------------          ------------
Total liabilities ...................................      4,228,185       4,083,025         1,585,000             9,896,210
                                                        ------------    ------------      ------------          ------------
Acquisition Subsidiary Preferred Stock ..............             --              --           362,000(2)            362,000
                                                        ------------    ------------      ------------          ------------
Class A Common Stock ................................            359              --                --                   359
Additional paid-in capital ..........................        591,723              --                --               591,723
Retained earnings ...................................        107,401         749,109          (749,109)(2)           107,401
Accumulated other comprehensive loss ................        (10,251)             --                --               (10,251)
Treasury stock ......................................        (96,681)             --                --               (96,681)
                                                        ------------    ------------      ------------          ------------
Common stockholders' equity .........................        592,551         749,109          (749,109)              592,551
                                                        ------------    ------------      ------------          ------------
Total liabilities, preferred stock and common
   stockholders' equity .............................   $  4,820,736    $  4,832,134      $  1,197,891          $ 10,850,761
                                                        ============    ============      ============          ============

                              AVIS RENT A CAR, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                (dollars in thousands, except per share amounts)

                                                                                                 Pro forma
                                                       Avis          VMS       Adjustments(1)   Consolidated
                                                   -----------   -----------   -----------      ------------
Revenue ........................................   $ 2,297,582   $ 1,605,063   $        --       $ 3,902,645
Costs and expenses:
   Direct operating, net .......................       925,181            --            --           925,181
   Vehicle interest ............................       187,773       179,729           841 (3)       357,362
                                                                                   (10,981)(7)
   Vehicle depreciation ........................       581,022     1,015,511            --         1,596,533
   Property and equipment depreciation .........        13,191        18,144            --            31,335
   Goodwill amortization .......................        11,854         7,536        23,999(4)         43,389
   Non-vehicle interest ........................         3,862         3,831       145,528(6)        146,074
                                                                                    (1,307)(8)
                                                                                    (5,840)(7)
   Amortization of debt issuance costs
      and other ................................        11,705            --         9,900(5)         21,605
   Lease charges ...............................        12,042            --            --            12,042
   Selling, general and administrative .........       438,724       231,444            --           670,168
                                                   -----------   -----------   -----------       -----------
Income before provision for income taxes .......       112,228       148,868      (162,140)           98,956
Provision for income taxes .....................        48,707        55,800       (53,947)(9)        50,560
                                                   -----------   -----------   -----------       -----------
Net income .....................................   $    63,521   $    93,068   $  (108,193)           48,396
                                                   ===========   ===========   ===========
Acquisition Subsidiary Preferred Stock dividends                                                      18,190(11)
                                                                                                 -----------
Earnings applicable to common stockholders .....   $    63,521                                   $    30,206
                                                   ===========                                   ===========

Earnings per share(10):
       Basic ...................................   $      1.86                                   $      0.88
                                                   ===========                                   ===========
       Diluted .................................   $      1.82                                   $      0.86
                                                   ===========                                   ===========

                              AVIS RENT A CAR, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                (dollars in thousands, except per share amounts)

                                                                                                 Pro forma
                                                       Avis          VMS       Adjustments(1)   Consolidated
                                                     ---------     ---------   -----------      ------------
Revenue ........................................     $ 566,917     $ 400,253     $      --         $ 967,170
Costs and expenses:
   Direct operating, net .......................       222,378            --            --           222,378
   Vehicle interest ............................        47,864        45,706          (564)(3)        91,562
                                                                                    (1,444)(7)
   Vehicle depreciation ........................       141,712       253,743            --           395,455
   Property and equipment depreciation .........         3,211         5,305            --             8,516
   Goodwill amortization .......................         3,174         2,027         5,857(4)         11,058
   Non-vehicle interest ........................           575           751        36,382(6)         36,128
                                                                                      (120)(8)
                                                                                    (1,460)(7)
   Amortization of debt issuance costs and other         2,682            --         2,475(5)          5,157
   Lease charges ...............................         7,690            --            --             7,690
   Selling, general and administrative .........       110,801        63,569            --           174,370
                                                     ---------     ---------     ---------         ---------
Income before provision for income taxes .......        26,830        29,152       (41,126)           14,856
Provision for income taxes .....................        11,644        11,002       (13,787)(9)         8,859
                                                     ---------     ---------     ---------         ---------
Net income .....................................     $  15,186     $  18,150     $ (27,339)            5,997
                                                     =========     =========     =========
Acquisition Subsidiary Preferred Stock dividends                                                       4,548 (11)
                                                                                                   ---------
Earnings applicable to common stockholders .....     $  15,186                                     $   1,449
                                                     =========                                     =========
Earnings per share(10):
   Basic .......................................     $    0.48                                     $    0.05
                                                     =========                                     =========
   Diluted .....................................     $    0.47                                     $    0.04
                                                     =========                                     =========


                              AVIS RENT A CAR, INC
       NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                             (dollars in thousands)

(1) The Unaudited Pro Forma Consolidated Financial Statements assume that the amounts borrowed (approximately $5.0 billion) at the closing date, June 30, 1999, would be outstanding for all pro forma periods presented. If such borrowings were in excess of the historical amounts borrowed, the excess would be first applied as a reduction of the revolving line of credit borrowings and the remainder as a reduction of VMS fleet debt.

(2) The following pro forma adjustments relate to the VMS Acquisition as if it had occurred on March 31, 1999:

      o Adjustments of VMS net assets to their estimated fair value for:
           Costs in excess of net assets acquired .................................   $1,283,242
           Accrued liabilities for closing costs and transaction fees .............      100,000
      o Cash on hand utilized to pay a portion of the purchase price ..............       53,000
      o Elimination of existing:
           Goodwill ...............................................................      227,351
           Debt ...................................................................    3,221,617
           Stockholders' equity ...................................................      749,109
      o Issuance of:
           New debt ...............................................................    5,028,508
           Acquisition Subsidiary Preferred Stock .................................      362,000
      o Reduction of VMS debt as a result of the  application  of the excess of the expected  amounts to be borrowed at June 30, 1999, over the actual amounts
        borrowed at March 31, 1999 ................................................      218,891
      o Payment of current income tax liabilities .................................      103,000
      o Record deferred debt issuance costs .......................................       95,000

(3) Represents the adjustment to reflect the pro forma fleet interest expense, based on pro forma VMS average debt and an assumed interest rate of 5.35% net of the elimination of historical interest expense and interest income:

                                                                  Three months
                                                Year ended           ended
                                            December 31, 1998    March 31, 1999
                                            -----------------    --------------

Pro forma interest expense at 5.35% .......       $ 184,870        $  46,217
Historical interest expense ...............        (179,729)         (45,706)
Historical interest income ................          (4,300)          (1,075)
                                                  ---------        ---------
Pro forma adjustment ......................       $     841        $    (564)
                                                  ---------        ---------

                              AVIS RENT A CAR, INC
       NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                             (dollars in thousands)

(4) Represents the amortization of cost in excess of net assets acquired over 40 years, net of the amortization recorded in the historical combined financial statements of VMS.

(5) Represents the amortization of deferred debt issuance cost over the period in which the debt will be outstanding.

(6) Represents the adjustment to reflect the pro forma interest expense on the acquisition debt which is net of amounts borrowed under fleet financing agreements.

Total amount borrowed at June 30, 1999...................   $5,028,508
Amounts borrowed under vehicle financing agreements .....    3,455,508
                                                            ----------

Non-vehicle debt ........................................   $1,573,000
                                                            ----------

Composition of net acquisition debt:
Term Loan A .............................................   $  250,000
Term Loan B .............................................      375,000
Term Loan C .............................................      375,000
Senior Subordinated Notes ...............................      500,000
Revolving credit facility ...............................       73,000
                                                            ----------
         Total ..........................................   $1,573,000
                                                            ----------


                                                          Year ended     Three Months
                                                          December 31,      ended
                                                              1998      March 31, 1999
                                                              ----      --------------
Interest expense:
    Term Loan A-interest at 8.00% ....................   $   20,000      $    5,000
    Term Loan B-interest at 8.50% ....................       31,875           7,969
    Term Loan C-interest at 8.75% ....................       32,813           8,203
    Senior Subordinated Notes interest at 11.00% .....       55,000          13,750
    Revolving Credit Facility interest at 8.00% ......        5,840           1,460

                                                         ----------      ----------
         Total .......................................   $  145,528      $   36,382
                                                         ==========      ==========

(7) Represents a reduction in interest expense as a result of the application of the excess of the amounts borrowed at June 30, 1999 ($5.0 billion) over the actual amount borrowed.

                              AVIS RENT A CAR, INC
       NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                             (dollars in thousands)


                                                              Year ended       Three Months ended
                                                           December 31, 1998     March 31, 1999
                                                           -----------------     --------------

Total amount borrowed at June 30, 1999 ..................       $5,028,508       $5,028,508
Less:
  Acquisition purchase price including expenses .........        1,900,000        1,900,000
  Less issuance of Acquisition Subsidiary Preferred Stock          362,000          362,000
  Less cash on hand utilized to pay a portion of the
     purchase price .....................................           53,000           53,000
                                                                ----------       ----------
  Acquisition purchase price to be financed .............        1,485,000        1,485,000
                                                                ----------       ----------
Amount available to refinance existing debt .............        3,543,508        3,543,508
Average debt outstanding during the period ..............        3,265,251        3,362,563
                                                                ----------       ----------
Excess borrowings .......................................       $  278,257       $  180,945
                                                                ==========       ==========
Excess borrowings applied to reduce:
  Revolving debt at 8.00% interest rate .................       $   73,000       $   73,000
  Vehicle financing at 5.35% interest rate ..............          205,257          107,945
                                                                ----------       ----------
  Total reductions ......................................       $  278,257       $  180,945
                                                                ==========       ==========

Reductions in interest expense relating to:
  Revolving debt ........................................       $    5,840       $    1,460
                                                                ==========       ==========
  Vehicle financing .....................................       $   10,981       $    1,444
                                                                ==========       ==========

(8) Represents a reduction in interest expense because the obligation was refinanced and the related interest expense is included in acquisition interest.

(9) Represents the estimated income tax effect of the above adjustments. The effective rate differs from the statutory rate due to the non-deductibility of goodwill.

(10) Basic and diluted earnings per share for the year ended December 31, 1998, were computed based on 34,172,249 and 34,952,557 shares of common stock, respectively. Basic and diluted earnings per share for the three months ended March 31, 1999, were computed based on 31,873,031 and 32,517,570 shares of common stock, respectively.

(11)  Represents the Acquisition Subsidiary Preferred Stock dividend as follows:

                              AVIS RENT A CAR, INC
       NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                             (dollars in thousands)

                                                                                      Dividend
                                                                Dividend            Three Months
                     Liquidation        Dividend              Year Ended               Ended
                     Preference           Rate             December 31, 1998      March 31, 1999
                     ----------           ----             -----------------      --------------
Series A               360,000            5.0%                  $18,000               $ 4,500
Series C                 2,000            9.5%                      190                    48
                                                                -------               -------
                                                                $18,190               $ 4,548
                                                                -------               -------